Exhibit 10.7

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SUPPLY AGREEMENT

Between

XIANJU Pharmaceutical Co. LTD

and

CLARUS THERAPEUTICS, INC.

THIS AGREEMENT (this “Agreement”) is entered into as of this 9th day of January, 2014 (the “Effective Date”), by and between XIANJU Pharmaceutical Co. LTD, a corporation organized and existing under the laws of The People’s Republic of China and having its registered office at No. 1 Xianyao Road, XIANJU, Zhejiang China 317300, and its Affiliates, hereinafter referred to as “XIANJU”, and CLARUS Therapeutics, Inc., a corporation organized and existing under the laws of Delaware, with its principal offices located at 555 Skokie Boulevard, Suite 340, Northbrook, IL  60062, hereinafter referred to as “CLARUS”.

RECITALS

WHEREAS, XIANJU desires to sell testosterone undecanoate and CLARUS desires to purchase the testosterone undecanoate from XIANJU, on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth below, the parties agree as follows:

1.                                      DEFINITIONS.

1.1                               For the purposes of this Agreement the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to either party, all entities which, directly or indirectly, are controlled by, or are under the common control with such party. For the purpose of this definition, “control” means direct or indirect beneficial ownership of greater than 50% of the voting stock of such corporation or other business entity, or a greater than 50% interest in the income of such corporation or other business entity, or the power to direct or cause the direction of the management and policies of such corporation or other business entity whether by ownership of voting securities, by contract or otherwise.

“NDA” shall mean New Drug Application to be filed with the FDA by CLARUS for the Marketing Authorization for the Finished Product.

“API or “Active Pharmaceutical Ingredient” shall mean TESTOSTERONE UNDECANOATE  developed, manufactured and provided in bulk pursuant to the Specifications.

“Approved Finished Product” shall mean the Finished Product which shall have been granted Marketing Authorization in the Territory.

“Batch”, with respect to API, shall mean a separate and distinct quantity of API processed under continuous and identical conditions and designated by a batch number.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Certificate of Analysis” shall mean a document, which is dated and signed by a duly authorized representative of the Quality Control or Quality Assurance department of XIANJU, certifying that a Batch of API meets all Specifications.

“cGMP” shall mean current good manufacturing practices as required by the rules and regulations of the United States FDA.

“DMF” shall mean the drug master file covering the analysis and manufacturing of the API which was filed with the FDA by XIANJU (DMF Number 23934), comprising any and all technical information, including, without limitation, analytical methods, stability and pharmaceutical data and manufacturing processes with respect to the API in the possession of XIANJU.

“Dossier” shall mean all of the information owned by CLARUS concerning the Finished Product, including without limitation, all test methods, specifications, processes, formulae and other technical knowledge required to obtain Marketing Authorization as well as the results of all pilot or pivotal bioequivalence studies performed with respect to the Finished Product.  “Dossier” specifically excludes, without limitation, any portion of the DMF for the API.

“FDA” shall mean the United States Food and Drug Administration, or any successor body.

“Finished Product” shall mean the pharmaceutical product TESTOSTERONE UNDECANOATE  capsules, manufactured by or on behalf of CLARUS.

“FOB” shall have the meaning as set forth in the Incoterms.

“Incoterms” shall mean the 2010 edition of the International Commercial terms published by the International Chamber of Commerce, as may be amended or modified from time to time.

“Intellectual Property Rights” shall include all rights and interests, vested or arising out of any patent, copyright, design, trade mark, trade secrets, or goodwill whether arising by common law or by statute or any right to apply for registration under a statute in respect of those or like rights.

“Marketing Authorization” with respect to the Finished Product shall mean the grant of registration approval from the Regulatory Authority necessary to permit the manufacture, storage, promotion, sale and marketing of such Finished Product in the Territory.

“Quality Agreement” means an agreement between the parties that describes the parties’ quality control, technical, quality assurance and regulatory responsibilities relating to the manufacture and release of API manufactured under this Agreement.

“Regulatory Authority” means any and all bodies and organizations, including, without limitation, the FDA regulating the manufacture, importation, distribution, use and sale of the API and the Finished Products in the Territory.

“Specification” of the API shall mean the specification contained in [***] or the latest specification of the API mutually agreed upon by CLARUS and XIANJU.

“Territory” shall mean the UNITED STATES, including without limitation, the Commonwealth of Puerto Rico.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“U.S.” shall mean the United States of America and its territories and possessions.

1.2                               In addition, the following terms have the meanings set forth in the Sections set forth below:

Defined Term	Section
“Agreement”	Preamble
“Calendar Quarter”	Section 4.2
“Change Request Form”	Appendix 2
“CLARUS”	Preamble
“CLARUS Indemnitee”	Appendix 3
“Confidential Information”	Section 11.1
“Damages”	Appendix 3
“Effective Date”	Preamble
“Force Majeure”	Section 16.10
“Forecast”	Section 4.2
“Indemnified Party”	Appendix 3
“Indemnifying Party”	Appendix 3
“Initial Calendar Quarter”	Section 4.2
“Market Year”	Exhibit D
“Objection Notice”	Section 7.2
“Purchase Order”	Section 5.2
“Purchase Price”	Section 5.1
“SOPs”	Appendix 2
“XIANJU”	Preamble
“XIANJU Indemnitee”	Appendix 3

1.3                               The headings used in this Agreement are intended for guidance only and shall not be considered part of this written understanding between the parties.

2.                                      SUPPLY OF API.

2.1                               Subject to the terms and conditions of this Agreement, XIANJU agrees to supply to CLARUS, for incorporation into the Finished Product to be sold in the Territory, and CLARUS agrees to purchase from XIANJU the API in bulk, in accordance with Purchase Orders placed and Specifications required by CLARUS pursuant to the provisions hereof.

2.2                               CLARUS’s obligation to purchase API from XIANJU shall be contingent upon XIANJU’s ability to fulfill CLARUS commercial requirements for API as set forth in the Forecasts and Purchase Orders in accordance with this Agreement.

2.3                               In the event that XIANJU(i) informs CLARUS that it will not be able to supply CLARUS with the quantity of API specified in a particular accepted CLARUS Purchase Order, (ii) fails to confirm a Purchase Order within [***], or (iii) otherwise fails to supply such Purchase Order in accordance with the confirmed terms of such Purchase Order, and, in the event of default, after written notice from CLARUS and opportunity, for [***] thereafter to cure, then CLARUS may at its discretion cancel such Purchase Order.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

3.                                      DMF REGISTRATION AND ACCESS. XIANJU has filed and will maintain, at its sole cost, the DMF covering the API in accordance with the requirements of the FDA. XIANJU shall provide CLARUS with an access letter referencing the DMF in order to allow CLARUS to prosecute its NDA, and shall not withdraw or rescind the access letter during the term of this Agreement.  XIANJU makes no warranties or representations with respect to the adequacy or fitness of the DMF for any purpose except for acceptance for filing by the FDA. Determination of the adequacy of the DMF for CLARUS’s purposes will be the sole responsibility of CLARUS. For the sake of clarity and the avoidance of doubt, consistent with the confidentiality obligations set forth in Section 12, CLARUS shall have the right to access and reference the “public” portion of the DMF.Nothing in this Section 3 shall be construed, under any circumstances, as providing to, or permitting CLARUS to provide to, any third party except the FDA, any information in the DMF, or in any other Confidential Information of XIANJU, nor shall it be construed as providing to, or permitting CLARUS to provide to, any third party, except the FDA, a right of reference or other access to the DMF.

4.                                      PURCHASE AND FORECASTS

4.1                               CLARUS agrees that it will buy API from XIANJU or its Affiliates, and XIANJU agrees to supply API to CLARUS, as set forth in this Agreement.

4.2                               Within [***] after the Effective Date, CLARUS shall submit an estimate of the quantities of the API that CLARUS expects to purchase from XIANJU during the [***] that begins soonest after the date of such estimate (the “[***]”), and the succeeding [***], and which will be updated [***] on a rolling [***] basis.  Thereafter, on or before the first day of each [***] following the [***], CLARUS shall submit to XIANJU an updated forecast of its [***] purchases of the API (the initial forecast and each updated forecast, a “Forecast”) for such [***] and the succeeding [***], in substantially the form of [***] attached hereto, or such other form agreed upon by the parties.   The quantities for the first [***] of each Forecast will be binding and CLARUS shall issue a Purchase Order as contemplated by Section 5.2; the second [***] of each Forecast provided shall be a binding commitment in which CLARUS shall not change the quantities by more than [***], and the subsequent [***] of each Forecast shall be non-binding and shall be used by XIANJU for planning purposes only.

5.                                      PURCHASE ORDERS.

5.1                               The purchase price of the API per kilogram (the “Purchase Price”) during the term of this Agreement is set forth on the attached [***].

5.2                               The API will be ordered by CLARUS by the issuance of separate, pre-numbered purchase orders in a form agreed upon by the parties (each a “Purchase Order”).  XIANJU will confirm acceptance of each Purchase Order within [***] of the date thereof. All sales of the API by XIANJU or its Affiliate to CLARUS will be subject to the provisions of this Agreement and will not be subject to any additional terms and conditions contained in any Purchase Order of CLARUS or confirmation by XIANJU; except insofar as any such Purchase Order or confirmation establishes (a) the quantity of API to be purchased, (b) the delivery dates for that API, and (c) the destination to which that is to be shipped.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

5.3                               The Purchase Orders will designate the desired quantities of API, the delivery dates and the destinations, and will be submitted at least [***] prior to the delivery date specified. Such Purchase Orders will constitute a binding commitment by CLARUS to XIANJU. All Purchase Orders are subject to acceptance by XIANJU. XIANJU will fill and ship all orders of the API in accordance with accepted Purchase Orders. If any CLARUS purchase order is not submitted at least [***] prior to the requested delivery date, XIANJU will still make every attempt to meet CLARUS’srequested delivery date under no penalty to XIANJU except to the extent delivery exceeds [***] from date of such Purchase Order. XIANJU shall not be liable for any delays in delivery to the extent due to delays in release of the API from the relevant Port of Entry by the relevant authorities for reasons beyond the reasonable control of XIANJU.

5.4                               To the extent practicable, XIANJU shall fill Purchase Orders, and CLARUS shall place its Purchase Orders, in multiples of full lots of API, which XIANJU currently anticipates shall comprise [***] of API.

5.5                               In the event of termination pursuant to Section 15 (“Term & Termination”), the parties shall remain bound, in accordance with the terms of this Agreement, with respect to all Purchase Orders delivered by CLARUS to XIANJU through the date of termination, as well as any and all inventory being held for CLARUS by XIANJU based upon accepted Purchase Orders placed in accordance with Section 5.2.

5.6                               Payment of the Purchase Price for all deliveries of API and services will be made via electronic transfer to an account designated by XIANJU or its affiliate in U.S. dollars, in full within [***] after CLARUS’s, or its Contract Manufacturer’sreceipt of the API. Each shipment of the API shall constitute a separate sale obligating CLARUS to pay therefore. XIANJU may reject a Purchase Order if at the time of receipt CLARUS is in default of its payment obligation, unless CLARUS has given XIANJU notice of a good faith dispute as to CLARUS’sobligation to make such payment, including without limitation a claim respecting rejected API or a warranty claim, arising under or related to this Agreement.

6.                                      MANUFACTURING PROCEDURES. XIANJU warrants and represents that XIANJU has the requisite experience, knowledge and expertise, facilities and qualified personnel, as well as the legal right, to perform its obligations under this Agreement in a sound, safe, lawful and workmanlike manner. Representatives of CLARUS and XIANJU shall meet to develop and approve a Quality Agreement. In the event of conflict between terms of the Quality Agreement and this Agreement, the terms of this Agreement shall govern. The Quality Agreement may be modified from time to time by mutual written agreement. Once executed by both parties, the Quality Agreement shall be incorporated into and made part of this Agreement as [***]. In addition, XIANJU will at all times materially conform with theManufacturing Procedures set forth in [***] attached hereto, which is hereby incorporated herein by reference.

7.                                      CONFORMITY TO SPECIFICATIONS; PRODUCT ACCEPTANCE

7.1                               XIANJU shall not deliver to CLARUS any API that fails to conform in any respect to the Specifications.  In the event that any API intended for CLARUS shall fail to pass the quality control testing conducted by XIANJU, (i) XIANJU shall notify CLARUS thereof within [***], (ii) XIANJU shall not release the Batch to CLARUS from which such API was taken, and (iii) the parties shall agree upon appropriate corrective steps to

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

be taken.  CLARUS, at its option, may investigate the cause of such failure, or require XIANJU to do so, in which case XIANJU shall provide CLARUS with a written report summarizing the results of XIANJU’s investigation, all at the expense of XIANJU.

7.2                               In the event that CLARUS determines that any shipment of API does not conform to the Specifications or is otherwise unacceptable after testing via the agreed upon methods and testing equipment, then CLARUS shall give XIANJU notice thereof, accompanied by a reasonably detailed statement of its reasons for rejection (the “Objection Notice”). All shipments of API received by CLARUS shall be deemed accepted unless an Objection Notice is sent to XIANJU within [***] of receipt of the applicable Batch of API.  If CLARUS sends an Objection Notice to XIANJU within said timeframe, XIANJU shall notify CLARUS in writing as promptly as practicable, but in any event, within [***] after receipt of such Objection Notice, whether it accepts or rejects CLARUS’s assertions of non-conformity or non-compliance.  In case of any disagreement between CLARUS and XIANJU as to whether the API conforms to the Specifications, CLARUS and XIANJU agree as a first line of action to coordinate a teleconference between the parties’ respective Quality Control/Quality Assurance personnel to resolve the issue of the particular Batch in question of perceived non-conformity. The Quality personnel of each party shall endeavor, without unreasonable delay, to resolve the quality issue within [***]. If such a resolution cannot be agreed upon in the [***] timeframe between the Quality personnel of each party, a sample of the API and the FDA retained sample will be submitted for retesting by CLARUS and XIANJU on a side-by-side basis for final determination of whether such API conforms to the Specifications. Such retesting shall be performed in a laboratory suggested by CLARUS and agreed to by both parties. The test procedure implemented by the laboratory will be based upon the reasonable test methods and equipment agreed to by XIANJU and CLARUS. Representatives from each of the parties shall be entitled to be present at such re-testing. The findings of such laboratory shall be binding on the parties.  The expenses of such retesting shall be borne by XIANJU if the testing confirms non-conformity, and otherwise borne by CLARUS if testing results confirms conformity. In the event of any non-conforming API, CLARUS shall return and XIANJU shall accept back or have destroyed in the US, the non-conforming shipment and replace it with conforming API of the same quantity. Should CLARUS elect not to accept replacement goods, XIANJU will [***]. In the event of non-conforming API, XIANJU [***] that CLARUS may have [***] with respect to such non-conforming API, which [***] shall be limited to [***] of such API, and any and all prorated transportation and holding charges incurred by CLARUS in connection with the delivery from Xianju of such API.

7.3                               In the event that CLARUS shall be required, solely based upon non-conformity of the API, or shall voluntarily decide to recall any product that has been demonstrated by competent independent laboratory testing to incorporate non-conforming API manufactured by XIANJU pursuant to this Agreement, then XIANJU shall cooperate with CLARUS in implementing such recall.  If such recall is initiated specifically because of any failure of the API to conform to the warranties set forth in this Section 7, XIANJU shall share with CLARUS the relevant costs associated with such recall based upon a non-confirming API, including without limitation, the Purchase Price paid by CLARUS with respect to the recalled API and any reasonable and justifiable expenses for which proper documentation as proof of expenses incurred by CLARUS in connection with such recall as a result of non-conforming API. [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

8.                                      SHIPMENT. XIANJU will ship all API to CLARUS, or to such alternative locations as CLARUS shall specify in its Purchase Order. Terms of delivery will be made based upon [***].  XIANJU will bear all risk of loss, delay, or damage in transit, as well as the [***] for each shipment through delivery of the shipment to [***].  CLARUS will pay freight [***] and will bear all risk of loss, delay, or damage in transit as well as the cost of all freight and insurance for each shipment from the designated [***] to the [***] by CLARUS.

9.                                      QUALITY CONTROL

9.1                               XIANJU shall ensure that each Batch of API is labeled and each of the Batch numbers is applied to each Batch, as required by the applicable Regulatory Authority.
XIANJU will ensure that a copy of the Certificate of Analysis with respect to each Batch of API supplied to “CLARUS” (a) is faxed or e-mailed to “CLARUS” prior to shipping such Batch to “CLARUS” (confirmed by hard copies mailed to “CLARUS”) and (b) accompanies each Batch shipment.  XIANJU will also ensure that a copy of the [***] and all other documentation reasonably required by “CLARUS” shall be made available to “CLARUS” upon request.

9.2                               Without the prior written consent of CLARUS, which shall not be unreasonably withheld, XIANJU shall not change:

(a)                                 theSpecifications(unless required by Governmental Agency or pharmacopeial specification if one exists);

(b)                                 the manufacturing process of the API or the site of the manufacture of the API;

(c)                                  the process of testing the API or the site at which the API is tested; or

(d)                                 the key intermediate materials from which the API is derived.

9.3                               XIANJU shall provide, at its cost and expense all raw materials, components, and other resources required in connection with production of the API hereunder. XIANJU represents and warrants to CLARUS that XIANJU and/or its Affiliates currently has access to, and during the entire term of this Agreement will make all commercially reasonable efforts to maintain access to, sufficient supplies of raw materials, utilities, container/closure systems, packaging materials, labor, and all other items required to supply the API to CLARUS without interruption.

9.4                               If, due to significant unforeseen circumstances, CLARUS requests changes to a Purchase Order within [***] from the date of such Purchase Order, XIANJU shall attempt within reasonable manufacturing capabilities and efficiencies to accommodate the changes.

10.                               TRADEMARKS AND TRADE NAMES.  Each party hereby acknowledges that it does not have, and shall not acquire, any interest in any of the other party’s trademarks or trade names unless otherwise expressly agreed to in writing.  Each party agrees not to use any trade names or trademarks of the other party, except as specifically authorized by the other party in writing both as to the names or marks which may be used and as to the manner and prominence of use.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

11.                               CONFIDENTIAL INFORMATION

11.1                        “Confidential Information” of a party shall mean any information disclosed by one party to another, whether in writing, orally, in electronic form or in the form of samples or materials, (i) which is designated confidential at the time of disclosure, whether orally or in writing, or (ii) which should be considered confidential by its nature and the circumstances surrounding its disclosure, including without limitation information concerning the other party’s business,  technology, products, proposed new products, product costs, product prices, finances, marketing plans business opportunities, research, development or know-how, formulae, descriptions, specifications and the like furnished by a partywhich is confidential and proprietary to suchparty and is not generally known to the public.  For the elimination of any doubt, it is understood that the Open File/Technical Package and the DMF and all information therein shall constitute Confidential Information of XIANJU. CLARUS and its representatives will not practice any of the trade secrets and other confidential information without first obtaining a license from XIANJU to do so.

11.2                        XIANJU and CLARUS acknowledge that during the term of this Agreement each party will be exposed to certain Confidential Information of the other. XIANJU and CLARUS agree that during and for a period of [***] following the termination or expiration of this Agreement, XIANJU and its Affiliates and CLARUS and its Affiliates will not use, will not provide any right of access, and will not disclose any Confidential Information of the other party except in accordance with the provisions and for the purpose of this agreement. The exception being any confidential information required to be disclosed to the Regulatory Authorities, including but not limited to the FDA in support of CLARUS’s NDA including without limitation the use of Confidential Information contained in the Open File/Technical Package and DMF, as set forth herein, which shall remain confidential indefinitely.

11.3                        The above restrictions will not apply to Confidential Information that (i) is already known to the receiving party at the time of disclosure to the receiving party, and can be proven by contemporaneous written or electronic records; (ii) has become publicly known through no wrongful act or omission of the receiving party; (iii) has been rightfully received by the receiving party from a third party without restriction on disclosure and without breach of an obligation of confidentiality running directly or indirectly to the disclosing party; (iv) has been approved for release by written authorization of the disclosing party; (v) is independently developed by the receiving party and demonstrated to have been without use, directly or indirectly, of the Confidential Information; or (vi) is furnished to a third party by the disclosing party without restrictions on the third party’s right to disclose the information. The parties agree that in the event of a dispute with respect to (v) above, the alleged breaching party shall bear the burden of proof by a preponderance of the evidence that it developed such information without use, directly or indirectly, of Confidential Information. In addition, CLARUS and XIANJU may use Confidential Information excepting trade secrets and know how, including without limitation the open portion of XIANJU’s DMF as reasonably necessary in (a) prosecuting patent applications, (b) prosecuting or defending litigation, (c) complying with applicable governmental regulations or conducting preclinical or clinical trials, and (d) responding to a lawful governmental demand, all with prior notice to, and approval, which shall not be unreasonably withheld, of, to the other party and with safeguards as appropriate.

11.4                        A breach of the restrictions contained in this Section 11 is a breach of this Agreement which may cause irreparable harm to the non-breaching party and may, under

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

applicable laws, entitle the non-breaching party, in addition to any other right or remedy available, to obtain from any court of competent jurisdiction an injunction (temporary, preliminary or permanent), or other interim, ancillary or conservatory remedy or relief, restraining such breach or threatened breach and specific performance.

12.                               INTELLECTUAL PROPERTY

12.1                        In the event of either party becoming aware of any third party Intellectual Property Right which may be potentially infringed by the storage or use of the API in the Territory, or receiving a notice alleging any such infringement, that party shall immediately notify the other party.  The parties shall consult and co-operate with each other on what action should be taken and subject to the provisions of Sections 12.2 each party will be at liberty to determine in its sole discretion its conduct in relation to the possible or alleged infringement.

12.2                        The [***] provided to CLARUS is “as is”, and the sole responsibility of CLARUS to fully investigate and determine the validity and [***]. CLARUS warrants that it will make no use of XIANJU information or [***] or API in any manner which infringes the [***] or intellectual property rights of any other party. It is understood that XIANJU does not [***] or the finished dosage product.

12.3                        XIANJU, upon receiving any written request from CLARUS to do so, shall promptly provide CLARUS or its counsel with such access to information as XIANJU shall determine is reasonable, about, and personnel knowledgeable of the API, its formulation, use and process of manufacture to enable CLARUS to:

(a)                                 ascertain whether the storage, use, promotion, sale or other distribution of the API or the Finished Products in the Territory [***];

(b)                                 determine its conduct in relation to any proceedings [***] in the Territory; and

(c)                                  Provide witnesses or documentation from XIANJU in any proceedings alleging infringement of a patent or other third party Intellectual Property Right in the Territory.  XIANJU warrants that any information disclosed to CLARUS pursuant to this Section 12.3 will be a full and accurate disclosure and that XIANJU will not unreasonably withhold any information in its possession which might materially reduce CLARUS ability to make a determination referred to in this Section 12.3.

12.4                        If deemed advisable, the parties shall enter into a Joint Defense Agreement containing customary terms and conditions for the purpose of, inter alia, preserving confidentiality and any applicable privilege attaching to information and data exchanged by the parties under and pursuant to this Agreement.

13.                               INSURANCE. Each party will, at all times during the term of this Agreement, maintain in full force and effect, for the benefit of itself and the other, commercial general liability insurance policy which (i) is sufficient to adequately protect against the risks associated with its ongoing business, including the risks which might possibly arise in connection with the transactions contemplated by this Agreement, and (ii) provides that it cannot be terminated or canceled without giving the other party [***] prior written notice.  Each party shall furnish the other with a certificate of insurance evidencing that such insurance coverage is in force upon the other’s

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

request from time to time. CLARUS will include XIANJU on its insurance policy as an “additional insured.”

14.                               WARRANTY AND INDEMNIFICATION. The warranties and indemnification obligations of the parties as set forth in Appendix 3 attached hereto are hereby incorporated herein by reference.

15.                               TERM AND TERMINATION.

15.1                        This Agreement shall come into force as of the Effective Date, and shall remain in effect for a period of seven (7) years, subject to the renewal terms set forth on Appendix 1, which is hereby incorporated herein by reference.

15.2                        Termination of this Agreement for any reason shall not relieve either party from liability to the other existing on the date of termination.

15.3                        Upon a termination of this Agreement by CLARUS, in addition to any other remedies XIANJU may have,CLARUS shall pay XIANJU for [***] API then in inventory (not to exceed the amount of API called for in the Forecast for the then-current [***]), and for direct costs of reasonable quantities of other materials purchased by XIANJU solely to perform the services hereunder that cannot be returned to vendors or used for another purpose by XIANJU and XIANJU and CLARUS shall cooperate to wind down activities hereunder in a manner intended to minimize the costs incurred by XIANJU and the amount CLARUS shall be required to pay XIANJU under this Section 15.3

15.4                        This Agreement may be terminated by either party, with termination effective immediately upon written notice to the opposite party if the opposite party makes an assignment for the benefit of its creditors, files a voluntary petition under applicable bankruptcy or insolvency laws, a receiver or custodian is appointed for that party’s business, or proceedings are instituted against that party under applicable bankruptcy or insolvency laws that have not been stayed or dismissed within [***]. Either party may terminate this agreement upon [***] written notice to the other in the event of the enactment of any law, order or regulation that would render it impossible for the party to perform its material obligations hereunder. Also, in the event of a material breach of this Agreement by either party, the non-breaching party may terminate this Agreement upon [***] written notice specifying the nature of the breach, provided that such breach is not cured within that [***] notice period, unless such cure is delayed due to any act or order of any governmental authority or the other party, beyond the reasonable control of the party so delayed. However, that if such default is not capable of being cured within such [***] period but the party in default initiates and diligently continues good faith efforts to cure such default, such [***] period shall be extended to [***]. Any obligation of XIANJU to supply API pursuant to confirmed Purchase Orders or of CLARUS to make payments to XIANJU shall survive the termination or expiration of this Agreement.

15.5                        Termination of this Agreement, or due to expiration and non-renewal of its term shall not relieve either party of obligations under this Agreement or for liability for any breach of this Agreement incurred prior to or in connection with its termination, expiration or non-renewals.  The provisions of Sections 11, 12, 13, 15 and Appendices 1, 3and any other provision which by its terms is intended to survive the termination of this Agreement will survive the termination, expiration or non-renewal of this

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Agreement and remain in full force and effect thereafter.

16.                               GENERAL PROVISIONS.

16.1                        Notices.  All notices given hereunder must be in writing, and will be deemed to have been properly given when delivered if delivered by hand; when transmitted if sent by facsimile copying machine; and when mailed if sent by registered mail, postage prepaid, or via registered courier when delivered and/or signed for as acknowledged by registered delivery via tracking waybill number to the recipients noted in the address set forth in Appendix 4 hereof, or to such substitute address as either party may designate from time to time by written notice to the other.

16.2                        Entire Agreement; Amendment.  The parties hereto acknowledge that this Agreement, together with all documents referred to in this Agreement and all appendices, exhibits and schedules attached hereto, sets forth the entire agreement and understanding of the parties and supersedes all prior written or oral agreements or understandings with respect to the subject matter of this Agreement.  No modification of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by the party against whom enforcement is sought.  No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

16.3                        Waiver.  No waiver by either party of any default shall be effective unless in writing, nor will any waiver operate as a waiver of any other default or of the same default on a future occasion.

16.4                        Obligations to Third Parties.  Each party warrants and represents that its undertaking under this Agreement do not violate any of its contractual obligations, express or implied, undertaken with any third party.

16.5                        Assignment and Binding on Successors.   This Agreement shall be binding upon and inure to the benefit of the parties and their successors or permitted assigns of each of the parties and may not be assigned or transferred by either party without the prior written consent of the other, which consent will not be unreasonably withheld.  CLARUS may, however, assign all or any part of its rights hereunder to an Affiliate or to a purchaser of substantially all of the assets or business of CLARUS to which the API relates.  CLARUS enters into this Agreement on behalf of and for the benefit of itself. XIANJU may, however, assign all or any part of its rights hereunder to an Affiliate or to a purchaser of substantially all of the assets or business of XIANJU to which the API relates.  XIANJU enters into this Agreement on behalf of and for the benefit of Zhejiang XIANJU Pharmaceutical Co., group of companies. Any assignments, including but not limited to, sale, transfer, or license of brand or products, shall not release the original party hereto from their duties and obligations under this Agreement. Notwithstanding anything in this Agreement to the contrary, and for the avoidance of doubt, it is agreed that this Agreement will be inure to the benefit of, and be binding upon, any successor in interest to the parties hereto, including but not limited to any purchaser of the stock and/or any assets of a party or corporate merger with any other company. In the event of any such proposed transaction affecting this Agreement the potential acquirer or partner shall be fully informed of the contents hereof, and will be advised that the Agreement will remain fully binding upon any such party as a successor in interest.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

16.6                        Governing Law.  The validity, interpretation and effect of this Agreement shall be governed by and construed under the laws of the State of New York, without regard to the principles or laws of any jurisdiction regarding conflict of laws.

16.7                        Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; provided, however, that nothing herein shall be construed so as to defeat the overall intention of the parties.

16.8                        Counterparts.  This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

16.9                        Remedies.  The parties agree, that in addition to any other relief afforded under the terms of this Agreement or by law, each party has the right to enforce this Agreement by injunction issued against the other party, it being understood that both damages and an injunction will be proper modes of relief and are not to be considered as alternative remedies.

16.10                 Force Majeure.  Each party shall be excused for any failure or delay in performing any of its obligations under this Agreement, if such failure or delay is caused by Force Majeure, provided that such party shall (a) promptly notify the other party in writing of the occurrence or circumstance upon which it intends to rely to excuse its performance, (b) immediately resume performance after the cause of delay is removed, and (c) use all commercially reasonable efforts to minimize the duration of such delay. In the event of a Force Majeure affecting XIANJU’s performance, XIANJU will allocate materials, personnel and resources equitably and not give any preference to any particular customers including to XIANJU itself.  For purposes of this Agreement, “Force Majeure” shall mean any act of God, accident, explosion, fire, storm, earthquake, flood, drought, riot, embargo, civil commotion, strike, war, act of war, act or order of any governmental authority, inability to obtain or delay in the delivery of raw materials, parts or completed merchandise by XIANJU thereof, or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event provided, however, that the party affected shall exert its best efforts to eliminate or cure or overcome any of such causes and to resume performance of its covenants with all possible speed.

16.11                 Dispute Resolution.

(a)                                 In the event of disputes arising in connection with this Agreement, the parties shall try to come to an amicable settlement by submitting the dispute in writing to the Chief Executive Officers of CLARUS and XIANJU (or such persons’ designee of equivalent or superior position). Should they fail to settle the dispute amicably within [***], the dispute shall be finally settled by binding arbitration, in accordance with the Commercial Arbitration Rules of the American Arbitration Association Rules in effect, such arbitration to take place in New York City, each party to bear its own costs of arbitration. Each party shall appoint one arbitrator and the arbitrators so chosen shall appoint a third arbitrator.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(b)                                 The arbitration decision shall be final and binding upon the parties involved and may not be appealed to any court in any jurisdiction. The prevailing party may enter such decision in any court having competent jurisdiction should the non-prevailing party not comply with the binding decisions awarded to the prevailing party by the agreed upon arbitrator (as provided in Section 16.11(a)).

(c)                                  Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared, provided that if, in the opinion of the arbitrators, any claim by a party hereto or any defense or objection thereto by the other party was unreasonable, the arbitrators may in their discretion as part of the award allot any part of the arbitration expenses of the other party (including reasonable attorney’s fees) and expenses of the arbitrators against the party raising such unreasonable claim, defense or objection.

(d)                                 Either party may, without inconsistency with this Agreement, apply to any court having jurisdiction hereof and seek injunctive relief so as to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved.

17.                               RELATIONSHIP OF CLARUS AND XIANJU. The relationship between CLARUS and XIANJU that is created by this Agreement shall be that of vendor and purchaser, and, as to each other, the parties hereto are independent contractors and not that of a partnership, principal and agent, or joint or co-venturers.  In the performance of this Agreement, neither Party shall have the authority to assume or create any obligation or responsibility; either expressed or implied, on behalf of or in the name of the other Party or to bind the other Party or its Affiliates in any manner whatsoever.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the date first above written.

XIANJU PHARMACEUTICAL CO. LTD		CLARUS THERAPEUTICS, INC.

By:	/s/ Zhun Xu	By:	/s/ Robert E. Dudley

Name:	Zhun Xu	Name:	Robert E. Dudley

Title:	Vice President	Title:	President and CEO

Signed on the 15th day of January 2014		Signed on the 10th day of January 2014

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

SPECIFICATION OF TESTOSTERONE UNDECANOATE

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT B

QUALITY AGREEMENT

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT C

FORECAST FOR TESTOSTERONE UNDECANOATE

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT D

PURCHASE PRICE

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

APPENDIX 1

RENEWAL OF TERM

(a)                                 The term of this Agreement will commence as set out above in Section 15, and will be automatically renewed thereafter for two (2) further consecutive three (3) year terms unless either party shall provide the other with written notice of its intent not to renew, given not less than six (6) months prior to the expiration of the initial term or any renewal term then in effect; providedhowever, that delivering such notice of intent not to renew shall not affect any of the other substantive rights or obligations of the parties hereunder accrued or arising during the final six (6) months of the initial or renewal term during which such notice has been provided.

(b)                                 In the event of any non-renewal, or in the event of termination of this Agreement under Section 15, XIANJU will continue to supply API on the terms set forth hereinfor up to eighteen (18) months.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

APPENDIX 2

MANUFACTURING PROCEDURES

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

APPENDIX  3

WARRANTIES AND INDEMNIFICATION

(1)                                 Warranties.

(a)                                 XIANJU warrants that (i) all API sold to CLARUS pursuant to this Agreement will conform and perform in accordance with the Specifications (as applicable), and, (ii) to the extent applicable, will have been manufactured, labeled, packaged, tested and shipped in material compliance with the applicable DMF, and cGMP, including but not limited to being manufactured in a registered facility, and (to the extent applicable) as of the date of shipment are not adulterated or misbranded.

(b)                                 XIANJU represents and warrants that there is no claim, suit, proceeding, or other investigation pending, or to its actual knowledge threatened against XIANJU which is likely to prevent or materially interfere with XIANJU’s performance under this Agreement or materially adversely affect the rights and interests of CLARUS hereunder.

(c)                                  XIANJU represents and warrants that neither XIANJU nor any member of its staff has been disqualified or debarred by the FDA, for any purpose. If during the term of this Agreement, XIANJU becomes aware that it or any member of its staff is or is about to become disqualified or debarred, XIANJU will provide immediate written notice of the same to CLARUS.

(d)                                 Besides the foregoing, XIANJU makes no other warranties or representation concerning any product provided to CLARUS hereunder.

(e)                                  CLARUS warrants that it will conform to all laws, regulations and government policies in any activities conducted by it or on its behalf with respect to the API and any Products containing API, including but not limited to all regulations and policies of the United States Food and Drug Administration and any other relevant U.S. governmental and state agencies governing the marketing, distribution, advertising, labeling and promotion of pharmaceuticals, as well as receiving all required FDA and other U.S. governmental registrations, approvals and other permissions to sell and market products containing the API.

(2)                                 Indemnification.

(f)                                   Subject to the Limitations on Damages below, XIANJU shall indemnify and hold harmless CLARUS, its Affiliates and their respective officers, directors, employees and agents (each a “CLARUS Indemnitee”) from and against any and all losses, damages, liabilities or expenses (including reasonable attorneys’ fees and other costs of defense) in connection with any and all actions, suits, claims or demands that may be brought or instituted against any CLARUS Indemnitee by any third party based on or arising out of or resulting from any breach of this Agreement or any warranty by XIANJU herein, or any negligent act or omission or willful misconduct of XIANJU or any of its employees or agents in the manufacturing of API.

Notwithstanding anything in this Agreement to the contrary, this indemnification will be limited [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(g)                                  CLARUS shall indemnify and hold harmless XIANJU, its Affiliates and their respective officers, directors, employees and agents (each a “XIANJU Indemnitee”) from and against any and all losses, damages, liabilities or expenses (including reasonable attorneys’ fees and other costs of defense) (collectively, “Damages”) in connection with any and all actions, suits, claims or demands that may be brought or instituted against XIANJU by any third party based on or arising out of the sale, distribution or marketing of any product containing the API, and any other act of CLARUS including but not limited to any breach of this Agreement or any warranty by CLARUS hereinexcept to the extent that such Damages arise from the grossly negligent act or omission, or willful misconduct of a XIANJU Indemnitee.

(h)                                 A party seeking indemnification under this Appendix 3 (an “Indemnified Party”) shall give prompt written notice to the party from whom indemnification is sought (the “Indemnifying Party”) of any claims made for which the other party might be liable under this Appendix 3, as the case may be.  The Indemnifying Party shall have the opportunity to defend, negotiate, and settle such claims; provided, however, that the Indemnified Party shall be entitled to participate in the defense of such matter and to employ at its own expense counsel to assist therein.  The Indemnified Party shall provide the Indemnifying Party with such information and assistance as the Indemnifying Party may reasonably request, at the expense of the Indemnifying Party.

(i)                                     Neither party shall be responsible or bound by any settlement of any claim or suit made without its prior written consent; provided, however, that the Indemnified Party shall not unreasonably withhold or delay such consent.

(3)                                 LIMITATION ON DAMAGES.   NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, [***] LIABILITY, AND [***] REMEDY FOR [***] OR FOR ANY OTHER BREACH OF WARRANTY SHALL BE [***] EXCEPT FOR [***]. THIS REMEDY SHALL BE IN LIEU OF ANY AND ALL OTHER REMEDIES WHICH MAY OTHERWISE BE AVAILABLE TO [***], INCLUDING RECALL UNDER SECTION 7.3 ABOVE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR [***]. NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE, EXCEPT THOSE SPECIFICALLY ENUMERATED IN THIS AGREEMENT,AND ANY WARRANTIES NOT SPECIFICALLY ENUMERATED HEREIN ARE EXPLICITLY DISCLAIMED BY THE PARTIES.]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

APPENDIX 4

ADDRESSES FOR NOTICE

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